                                                             Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                       INVESCO HIGH YIELD MUNICIPAL FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco High Yield Municipal Fund, an investment portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                               Votes For   Withheld
-------                              ----------- ----------
(1)*  David C. Arch................. 683,739,601 19,310,983
      James T. Bunch................ 683,541,811 19,508,773
      Bruce L. Crockett............. 683,565,490 19,485,094
      Jack M. Fields................ 683,831,901 19,218,683
      Martin L. Flanagan............ 683,880,743 19,169,841
      Cynthia Hostetler............. 683,968,033 19,082,551
      Dr. Eli Jones................. 683,971,781 19,078,803
      Dr. Prema Mathai-Davis........ 683,368,823 19,681,761
      Teresa M. Ressel.............. 684,065,582 18,985,002
      Dr. Larry Soll................ 683,386,752 19,663,832
      Ann Barnett Stern............. 683,841,519 19,209,065
      Raymond Stickel, Jr........... 683,528,216 19,522,368
      Philip A. Taylor.............. 683,935,107 19,115,477
      Robert C. Troccoli............ 683,638,583 19,412,001
      Christopher L. Wilson......... 684,163,615 18,886,969

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 437,451,429 41,534,455 20,658,318 203,406,382

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

                                                             Sub-Item 77C

The results of the voting on the above matters were as follows:

                                               Votes      Votes     Broker
Matters                           Votes For   Against    Abstain   Non-Votes
-------                          ----------- ---------- ---------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities...... 278,373,466 23,224,304 15,328,927 89,266,853

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............ 287,029,061 14,181,568 15,715,826 89,267,095

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited........... 282,207,100 18,180,843 16,538,749 89,266,858

                                                             Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Intermediate Term Municipal Income Fund, an investment portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                               Votes For   Withheld
-------                              ----------- ----------
(1)*  David C. Arch................. 683,739,601 19,310,983
      James T. Bunch................ 683,541,811 19,508,773
      Bruce L. Crockett............. 683,565,490 19,485,094
      Jack M. Fields................ 683,831,901 19,218,683
      Martin L. Flanagan............ 683,880,743 19,169,841
      Cynthia Hostetler............. 683,968,033 19,082,551
      Dr. Eli Jones................. 683,971,781 19,078,803
      Dr. Prema Mathai-Davis........ 683,368,823 19,681,761
      Teresa M. Ressel.............. 684,065,582 18,985,002
      Dr. Larry Soll................ 683,386,752 19,663,832
      Ann Barnett Stern............. 683,841,519 19,209,065
      Raymond Stickel, Jr........... 683,528,216 19,522,368
      Philip A. Taylor.............. 683,935,107 19,115,477
      Robert C. Troccoli............ 683,638,583 19,412,001
      Christopher L. Wilson......... 684,163,615 18,886,969

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 437,451,429 41,534,455 20,658,318 203,406,382

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

                                                             Sub-Item 77C

The results of the voting on the above matters were as follows:

                                              Votes     Votes    Broker
Matters                          Votes For   Against   Abstain  Non-Votes
-------                          ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities...... 41,521,230 2,305,838 2,327,050 15,226,588

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............ 42,518,580 1,499,733 2,135,790 15,226,603

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited........... 42,134,460 1,753,962 2,265,700 15,226,584

                                                             Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                  INVESCO LIMITED TERM MUNICIPAL INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Limited Term Municipal Income Fund, an investment portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                               Votes For   Withheld
-------                              ----------- ----------
(1)*  David C. Arch................. 683,739,601 19,310,983
      James T. Bunch................ 683,541,811 19,508,773
      Bruce L. Crockett............. 683,565,490 19,485,094
      Jack M. Fields................ 683,831,901 19,218,683
      Martin L. Flanagan............ 683,880,743 19,169,841
      Cynthia Hostetler............. 683,968,033 19,082,551
      Dr. Eli Jones................. 683,971,781 19,078,803
      Dr. Prema Mathai-Davis........ 683,368,823 19,681,761
      Teresa M. Ressel.............. 684,065,582 18,985,002
      Dr. Larry Soll................ 683,386,752 19,663,832
      Ann Barnett Stern............. 683,841,519 19,209,065
      Raymond Stickel, Jr........... 683,528,216 19,522,368
      Philip A. Taylor.............. 683,935,107 19,115,477
      Robert C. Troccoli............ 683,638,583 19,412,001
      Christopher L. Wilson......... 684,163,615 18,886,969

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 437,451,429 41,534,455 20,658,318 203,406,382

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

                                                             Sub-Item 77C

The results of the voting on the above matters were as follows:

                                              Votes     Votes    Broker
Matters                          Votes For   Against   Abstain  Non-Votes
-------                          ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities...... 89,130,246 5,994,809 3,716,926 33,814,530

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............ 92,261,708 2,682,897 3,897,389 33,814,517

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited........... 90,933,341 3,880,198 4,028,449 33,814,523

                                                             Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         INVESCO MUNICIPAL INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Municipal Income Fund, an investment portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                               Votes For   Withheld
-------                              ----------- ----------
(1)*  David C. Arch................. 683,739,601 19,310,983
      James T. Bunch................ 683,541,811 19,508,773
      Bruce L. Crockett............. 683,565,490 19,485,094
      Jack M. Fields................ 683,831,901 19,218,683
      Martin L. Flanagan............ 683,880,743 19,169,841
      Cynthia Hostetler............. 683,968,033 19,082,551
      Dr. Eli Jones................. 683,971,781 19,078,803
      Dr. Prema Mathai-Davis........ 683,368,823 19,681,761
      Teresa M. Ressel.............. 684,065,582 18,985,002
      Dr. Larry Soll................ 683,386,752 19,663,832
      Ann Barnett Stern............. 683,841,519 19,209,065
      Raymond Stickel, Jr........... 683,528,216 19,522,368
      Philip A. Taylor.............. 683,935,107 19,115,477
      Robert C. Troccoli............ 683,638,583 19,412,001
      Christopher L. Wilson......... 684,163,615 18,886,969

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 437,451,429 41,534,455 20,658,318 203,406,382

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

                                                             Sub-Item 77C

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                              Votes     Votes    Broker
Matters                          Votes For   Against   Abstain  Non-Votes
-------                          ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities...... 79,276,497 7,732,317 5,722,719 23,232,029

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............ 82,071,099 4,718,791 5,941,669 23,232,003

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited........... 80,665,173 5,903,983 6,162,388 23,232,018

                                                             Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO NEW YORK TAX FREE INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco New York Tax Free Income Fund, an investment portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                               Votes For   Withheld
-------                              ----------- ----------
(1)*  David C. Arch................. 683,739,601 19,310,983
      James T. Bunch................ 683,541,811 19,508,773
      Bruce L. Crockett............. 683,565,490 19,485,094
      Jack M. Fields................ 683,831,901 19,218,683
      Martin L. Flanagan............ 683,880,743 19,169,841
      Cynthia Hostetler............. 683,968,033 19,082,551
      Dr. Eli Jones................. 683,971,781 19,078,803
      Dr. Prema Mathai-Davis........ 683,368,823 19,681,761
      Teresa M. Ressel.............. 684,065,582 18,985,002
      Dr. Larry Soll................ 683,386,752 19,663,832
      Ann Barnett Stern............. 683,841,519 19,209,065
      Raymond Stickel, Jr........... 683,528,216 19,522,368
      Philip A. Taylor.............. 683,935,107 19,115,477
      Robert C. Troccoli............ 683,638,583 19,412,001
      Christopher L. Wilson......... 684,163,615 18,886,969

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 437,451,429 41,534,455 20,658,318 203,406,382

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

                                                             Sub-Item 77C

Invesco New York Tax Free Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                            Votes   Votes   Broker
Matters                          Votes For Against Abstain Non-Votes
-------                          --------- ------- ------- ---------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities...... 3,816,367 344,714 257,482 1,801,109

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............ 3,898,030 229,360 291,172 1,801,110

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited........... 3,853,359 300,214 264,987 1,801,112

                                                             Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         INVESCO TAX-EXEMPT CASH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Tax-Exempt Cash Fund, an investment portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                               Votes For   Withheld
-------                              ----------- ----------
(1)*  David C. Arch................. 683,739,601 19,310,983
      James T. Bunch................ 683,541,811 19,508,773
      Bruce L. Crockett............. 683,565,490 19,485,094
      Jack M. Fields................ 683,831,901 19,218,683
      Martin L. Flanagan............ 683,880,743 19,169,841
      Cynthia Hostetler............. 683,968,033 19,082,551
      Dr. Eli Jones................. 683,971,781 19,078,803
      Dr. Prema Mathai-Davis........ 683,368,823 19,681,761
      Teresa M. Ressel.............. 684,065,582 18,985,002
      Dr. Larry Soll................ 683,386,752 19,663,832
      Ann Barnett Stern............. 683,841,519 19,209,065
      Raymond Stickel, Jr........... 683,528,216 19,522,368
      Philip A. Taylor.............. 683,935,107 19,115,477
      Robert C. Troccoli............ 683,638,583 19,412,001
      Christopher L. Wilson......... 684,163,615 18,886,969

                                               Votes      Votes      Broker
                                  Votes For   Against    Abstain    Non-Votes
                                 ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 437,451,429 41,534,455 20,658,318 203,406,382

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds).

                                                             Sub-Item 77C

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                             Votes    Votes    Broker
Matters                          Votes For  Against  Abstain  Non-Votes
-------                          ---------- ------- --------- ---------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities...... 21,844,177 594,104 3,365,876 6,011,681

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............ 22,073,758 533,214 3,197,187 6,011,679

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited........... 21,731,414 680,504 3,392,239 6,011,681